Exhibit 4.1

Execution Version

THIRD SUPPLEMENTAL INDENTURE

Dated as of May 10, 2021

among

GENERAL DYNAMICS CORPORATION

and

THE GUARANTORS

and

THE BANK OF NEW YORK MELLON

as Trustee

to the

BASE INDENTURE

Dated as of March 22, 2018

PROVIDING FOR THE ISSUANCE OF

1.150% Notes due 2026

2.250% Notes due 2031

2.850% Notes due 2041

THIS THIRD SUPPLEMENTAL INDENTURE, dated as of May 10, 2021 (this “Third Supplemental Indenture”), among General Dynamics Corporation, a Delaware corporation (the “Company”), the Guarantors (as defined herein) and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”) to the Indenture, dated as of March 22, 2018 (the “Base Indenture”), among the Company, the guarantors named therein and the Trustee.

WHEREAS, the Company, the Guarantors and the Trustee have heretofore executed and delivered the Base Indenture to provide for the issuance from time to time of Securities (as defined in the Base Indenture) of the Company, to be issued in one or more series;

WHEREAS, Section 9.01(5) of the Base Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Base Indenture for, among other things, the purpose of establishing the designation, form, terms and provisions of Securities of any series as provided by Articles 2 and 3 of the Base Indenture;

WHEREAS, the Company (i) desires the issuance of three new series of Securities to be known as its “1.150% Notes due 2026” (the “2026 Notes”), “2.250% Notes due 2031” (the “2031 Notes”) and “2.850% Notes due 2041” (the “2041 Notes”, and together with the 2026 Notes and 2031 Notes, collectively, the “Notes”) and (ii) has requested the Trustee to enter into this Third Supplemental Indenture for the purpose of establishing the designation, form, terms and provisions of the Securities of each such series;

WHEREAS, all action on the part of the Company necessary to authorize the issuance of said Securities under the Base Indenture and this Third Supplemental Indenture has been duly taken;

WHEREAS, all acts and requirements necessary to make this Third Supplemental Indenture the legal, valid and binding obligation of the Company have been done.

NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

That, in order to establish the designation, form, terms and provisions of, and to authorize the authentication and delivery of, said Securities, and in consideration of the acceptance of said Securities by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b) The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

(c) For all purposes of this Third Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms).

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Notes, the average of the Reference Treasury Dealer Quotations obtained by the Company for that applicable Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or, if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Company.

“Guarantors” means, initially, American Overseas Marine Company, LLC, a Delaware limited liability company, Bath Iron Works Corporation, a Maine corporation, Electric Boat Corporation, a Delaware corporation, General Dynamics Government Systems Corporation, a Delaware corporation, General Dynamics Land Systems Inc., a Delaware corporation, General Dynamics Ordnance and Tactical Systems, Inc., a Virginia corporation, General Dynamics-OTS, Inc., a Delaware corporation, Gulfstream Aerospace Corporation, a Delaware corporation, and National Steel and Shipbuilding Company, a Nevada corporation.

“Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.

“Notes” shall have the meaning ascribed thereto in the recitals hereof.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Reference Treasury Dealer” means each of (i) BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, and their respective successors; and (ii) two other primary U.S. Government securities dealers (each a “Primary Treasury Dealer”) selected by the Company, and their respective successors. If any of the foregoing ceases to be a Primary Treasury Dealer, the Company will appoint in its place another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Remaining Scheduled Payments” means, with respect to each Note that the Company is redeeming, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption. However, if the Redemption Date is not a scheduled interest payment date with respect to that Note, the amount of the next succeeding scheduled interest payment on that Note will be deemed to be reduced by the amount of interest accrued on such Note to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date. The Treasury Rate will be calculated on and as of the third Business Day immediately preceding the Redemption Date.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Designation and Principal Amount.

(a) There is hereby authorized a new series of Securities designated the 1.150% Notes due 2026. The aggregate principal amount of the 2026 Notes authorized by this Third Supplemental Indenture shall initially be $500,000,000.

(b) There is hereby authorized a new series of Securities designated the 2.250% Notes due 2031. The aggregate principal amount of the 2031 Notes authorized by this Third Supplemental Indenture shall initially be $500,000,000.

(c) There is hereby authorized a new series of Securities designated the 2.850% Notes due 2041. The aggregate principal amount of the 2041 Notes authorized by this Third Supplemental Indenture shall initially be $500,000,000.

(d) The Notes may be issued from time to time upon written order of the Company to the Trustee for the authentication and delivery of the Notes pursuant to Section 3.03 of the Base Indenture.

(e) The Notes shall have and be subject to such other terms as provided in the Base Indenture and shall be evidenced by one or more Securities of that series in the form of Section 4.01 of this Third Supplemental Indenture.

(f) The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 above that amount.

Section 2.02. Maturity.

(a) The date upon which the 2026 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is June 1, 2026.

(b) The date upon which the 2031 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is June 1, 2031.

(c) The date upon which the 2041 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is June 1, 2041.

Section 2.03. Interest.

(a) The 2026 Notes will bear interest at the rate of 1.150% per annum from May 10, 2021, until the principal thereof becomes due and payable.

(b) The 2031 Notes will bear interest at the rate of 2.250% per annum from May 10, 2021, until the principal thereof becomes due and payable.

(c) The 2041 Notes will bear interest at the rate of 2.850% per annum from May 10, 2021, until the principal thereof becomes due and payable.

(d) Interest on the Notes will be payable semi-annually in arrears on June 1 and December 1 of each year, commencing December 1, 2021 (each such interest payment date, an “Interest Payment Date”) to the Person in whose name any such Note or any predecessor Note is registered, at the close of business on the Regular Record Date with respect to the Notes for such interest installment, which, in the case of a Global Security, shall be the close of business on the May 15 and November 15 next preceding such Interest Payment Date. If the Notes are no longer in book-entry only form, the Regular Record Dates for the Notes shall also be the close of business on the May 15 and November 15 next preceding such Interest Payment Date.

(e) In the event that any Interest Payment Date or maturity date with respect to the Notes is not a Business Day, then payment of interest or principal payable on such date will be made on the next succeeding day which is a Business Day, with the same force and effect as if made on such date, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or maturity date.

Section 2.04. Global Securities.

(a) Each series of Notes shall be issued in the form of one or more Global Securities in an aggregate principal amount equal to the aggregate principal amount of all outstanding Notes of that series, to be registered in the name of the Depository, or its nominee, and delivered by the Trustee to or upon the order of the Depository for crediting to the accounts of its participants pursuant to the written instructions of the Company. The Company upon any such presentation shall execute one or more Global Securities in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Base Indenture and this Third Supplemental Indenture. Payments on Notes issued as one or more Global Securities will be made to the Depository.

ARTICLE 3

REDEMPTION OF THE NOTES

Section 3.01. Optional Redemption of the Notes.

(a) The Company may, at its option, at any time and from time to time, redeem any series of the Notes issued under this Third Supplemental Indenture, in whole or in part, upon payment of a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 7.5 basis points in the case of the 2026 Notes, 10 basis points in the case of the 2031 Notes and 12.5 basis points in the case of the 2041 Notes; provided that (i) if the Company redeems any 2026 Notes on or after May 1, 2026 (one month prior to the maturity date of the 2026 Notes), (ii) if the Company redeems any 2031 Notes on or after March 1, 2031 (three months prior to the maturity date of the 2031 Notes), and (iii) if the Company redeems any 2041 Notes on or after December 1, 2040 (six months prior to the maturity date of the 2041 Notes), the Redemption Price for those Notes will equal 100% of the principal amount of the Notes to be redeemed. The Redemption Price for the Notes will include, in each case, accrued but unpaid interest, if any, on the principal amount of Notes being redeemed to but excluding the Redemption Date.

(b) With respect to the Notes, all references to Redemption Price in the Base Indenture shall mean Redemption Price as defined in this Third Supplemental Indenture.

Section 3.02. No Sinking Fund.

The Notes are not entitled to the benefit of any sinking fund.

ARTICLE 4

FORM OF NOTES

Section 4.01. Form of Note.

The Notes and the Trustee’s certificate of authentication thereon shall be substantially in the respective forms set forth in Exhibits A, B and C hereto.

ARTICLE 5

ORIGINAL ISSUE OF NOTES

Section 5.01. Original Issue of Notes: Further Issuances.

(a) Each of the 2026 Notes having an initial aggregate principal amount of $500,000,000, the 2031 Notes having an initial aggregate principal amount of $500,000,000 and the 2041 Notes having an initial aggregate principal amount of $500,000,000 may, upon execution of this Third Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said series of Notes to or upon the written order of the Company pursuant to Section 3.03 of the Base Indenture without any further action of the Company.

(b) The Company may, from time to time, create and issue additional Notes of a series under this Third Supplemental Indenture ranking equally and ratably with the outstanding Notes of such series in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such additional Notes of such series or except for the first payment of interest following the issue date of such additional Notes of such series) without notice to or the consent of the Holders of outstanding Notes of such series. The initially issued Notes of a series under this Third Supplemental Indenture and any additional Notes of such series subsequently issued shall be consolidated and form a single series for all purposes of this Third Supplemental Indenture and shall have the same terms as to status, redemption or otherwise as the outstanding Notes of such series, and, provided the additional Notes of a series are fungible with the outstanding Notes of such series for U.S. federal income tax purposes, the same CUSIP number as the outstanding Notes of such series. Any such additional series of Notes referred to in this Section 5.01 will be issued under a further supplemental indenture.

ARTICLE 6

MISCELLANEOUS

Section 6.01. Ratification of Base Indenture.

The Base Indenture, as supplemented by this Third Supplemental Indenture, is in all respects ratified and confirmed, and this Third Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 6.02. Trustee Not Responsible for Recitals.

The recitals contained herein and in the Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture or of the Notes.

Section 6.03. Governing Law; Submission to Jurisdiction.

THIS THIRD SUPPLEMENTAL INDENTURE AND EACH NOTE OF EACH SERIES CREATED HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF. THE COMPANY, EACH GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS THIRD SUPPLEMENTAL INDENTURE, THE GUARANTEES AND EACH NOTE OF EACH SERIES CREATED HEREUNDER, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

Section 6.04. Separability.

In case any one or more of the provisions contained in this Third Supplemental Indenture or in any series of the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Third Supplemental Indenture or of any series of the Notes, but this Third Supplemental Indenture and any series of the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 6.05. Counterparts.

This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Third Supplemental Indenture and of signature pages by facsimile or electronic format (i.e. “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Third Supplemental Indenture as to the parties hereto and may be used in lieu of the original Third Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e. “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 6.06 Electronic Signatures.

The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Third Supplemental Indenture and/or any document, notice, instrument or certificate to be signed and/or delivered in connection with this Third Supplemental Indenture and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Third Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

GENERAL DYNAMICS CORPORATION
AMERICAN OVERSEAS MARINE
COMPANY, LLC
ELECTRIC BOAT CORPORATION

Each by:	/s/ Andrew C. Chen
Name: Andrew C. Chen
Title: Vice President and Treasurer

BATH IRON WORKS CORPORATION
GENERAL DYNAMICS GOVERNMENT
SYSTEMS CORPORATION
GENERAL DYNAMICS LAND
SYSTEMS INC.
GENERAL DYNAMICS ORDNANCE
AND TACTICAL SYSTEMS, INC.
GENERAL DYNAMICS-OTS, INC.
GULFSTREAM AEROSPACE
CORPORATION
NATIONAL STEEL AND
SHIPBUILDING COMPANY

Each by:	/s/ Andrew C. Chen
Name: Andrew C. Chen
Title: Treasurer

[Signature Page to the Third Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Francine Kincaid
Name: Francine Kincaid
Title: Vice President

[Signature Page to the Third Supplemental Indenture]

EXHIBIT A

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [ ]	CUSIP: 369550 BN7
ISIN: US369550BN70

$[_____________]

GENERAL DYNAMICS CORPORATION

1.150% Notes due 2026

GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [    ] ($[    ]) on June 1, 2026, and to pay interest thereon from and including May 10, 2021 or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

Interest will be paid semi-annually, in arrears, on June 1 and December 1 of each year (each, an “Interest Payment Date”), commencing December 1, 2021, at the rate of 1.150% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 and November 15, as the case may be, immediately preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that, unless otherwise provided in or pursuant to the Indenture, at the option of the Company, interest on this Note may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at the rate of 1.150% per annum. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this                day of                , 2021.

GENERAL DYNAMICS CORPORATION

By:
Name: Andrew C. Chen
Title: Vice President and Treasurer

Attest:

By:
Name: Gregory S. Gallopoulos
Title: Senior Vice President, General Counsel and Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated as the 1.150% Notes due 2026 herein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF 1.150% NOTE DUE 2026)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of March 22, 2018 (the “Base Indenture”), duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to date, including by the Third Supplemental Indenture dated as of May 10, 2021, by and among the Company, the Guarantors named therein and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said Third Supplemental Indenture.

The Company at its option may, at any time and from time to time, redeem the Notes, in whole or in part, upon payment of a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 7.5 basis points; provided that if the Company redeems any Notes on or after May 1, 2026 (one month prior to the maturity date of the Notes), the Redemption Price for those Notes will equal 100% of the principal amount of the Notes to be redeemed. The Redemption Price for the Notes will include accrued but unpaid interest, if any, on the principal amount of the Notes being redeemed to but excluding the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest.

Any redemption pursuant to the preceding paragraph will be made upon not less than 10 nor more than 60 days’ prior notice before the Redemption Date to the Holders, at the Redemption Price. With respect to any notice of redemption of Notes at the election of the Company, unless, upon the giving of such notice, such Notes are deemed to have been paid in accordance with Section 4.01 of the Base Indenture, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent for such Notes, on or prior to the Redemption Date, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Notes and that if such money has not been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Notes. In the event that such notice of redemption contains such a condition and such money is not so received the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent for the Notes otherwise to have been redeemed shall promptly return to the Holders thereof any of such Notes that had been surrendered for payment upon such redemption.

If the Notes are only partially redeemed, the Notes to be redeemed shall be selected (a) in accordance with the procedures of the Depository, in the case of Notes in the form of Global Securities, or (b) by lot, in the case of Notes in definitive form.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent (including consents obtained in connection with a tender offer for or in exchange of Notes) of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected (voting as one class) at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of all of the Notes of such series, to waive any past default under the Indenture with respect to such series and its consequences, except, among other things, a default not theretofore cured in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent, the Security Registrar and any other agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse or liability shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim for any obligation, covenant or agreement, or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation under the Indenture, against any past, present or future director, officer, stockholder or employee, as such, of the Company or any of its Affiliates or any successor corporation, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 above that amount. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS NOTE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

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Please print or typewrite name and address including

zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                  attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By: ______________________________

Date: ____________________________

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following such Decrease or Increase	Signature of Authorized Signatory of Trustee

EXHIBIT B

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [ ]	CUSIP: 369550 BP2
ISIN: US369550BP29

$[_____________]

GENERAL DYNAMICS CORPORATION

2.250% Notes due 2031

GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [    ] ($[    ]) on June 1, 2031, and to pay interest thereon from and including May 10, 2021 or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

Interest will be paid semi-annually, in arrears, on June 1 and December 1 of each year (each, an “Interest Payment Date”), commencing December 1, 2021, at the rate of 2.250% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 and November 15, as the case may be, immediately preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that, unless otherwise provided in or pursuant to the Indenture, at the option of the Company, interest on this Note may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at the rate of 2.250% per annum. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this                day of                , 2021.

GENERAL DYNAMICS CORPORATION

By:
Name: Andrew C. Chen
Title: Vice President and Treasurer

Attest:

By:
Name: Gregory S. Gallopoulos
Title: Senior Vice President, General Counsel and Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated as the 2.250% Notes due 2031 herein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF 2.250% NOTE DUE 2031)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of March 22, 2018 (the “Base Indenture”), duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to date, including by the Third Supplemental Indenture dated as of May 10, 2021, by and among the Company, the Guarantors named therein and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said Third Supplemental Indenture.

The Company at its option may, at any time and from time to time, redeem the Notes, in whole or in part, upon payment of a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 10 basis points; provided that if the Company redeems any Notes on or after March 1, 2031 (three months prior to the maturity date of the Notes), the Redemption Price for those Notes will equal 100% of the principal amount of the Notes to be redeemed. The Redemption Price for the Notes will include accrued but unpaid interest, if any, on the principal amount of the Notes being redeemed to but excluding the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest.

Any redemption pursuant to the preceding paragraph will be made upon not less than 10 nor more than 60 days’ prior notice before the Redemption Date to the Holders, at the Redemption Price. With respect to any notice of redemption of Notes at the election of the Company, unless, upon the giving of such notice, such Notes are deemed to have been paid in accordance with Section 4.01 of the Base Indenture, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent for such Notes, on or prior to the Redemption Date, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Notes and that if such money has not been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Notes. In the event that such notice of redemption contains such a condition and such money is not so received the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent for the Notes otherwise to have been redeemed shall promptly return to the Holders thereof any of such Notes that had been surrendered for payment upon such redemption.

If the Notes are only partially redeemed, the Notes to be redeemed shall be selected (a) in accordance with the procedures of the Depository, in the case of Notes in the form of Global Securities, or (b) by lot, in the case of Notes in definitive form.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent (including consents obtained in connection with a tender offer for or in exchange of Notes) of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected (voting as one class) at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of all of the Notes of such series, to waive any past default under the Indenture with respect to such series and its consequences, except, among other things, a default not theretofore cured in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent, the Security Registrar and any other agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse or liability shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim for any obligation, covenant or agreement, or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation under the Indenture, against any past, present or future director, officer, stockholder or employee, as such, of the Company or any of its Affiliates or any successor corporation, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 above that amount. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS NOTE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Please insert Taxpayer Identification No.:

Please print or typewrite name and address including

zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                  attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By: ______________________________

Date: ____________________________

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following such Decrease or Increase	Signature of Authorized Signatory of Trustee

EXHIBIT C

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [ ]	CUSIP: 369550 BQ0
ISIN: US369550BQ02

$[_____________]

GENERAL DYNAMICS CORPORATION

2.850% Notes due 2041

GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [    ] ($[    ]) on June 1, 2041, and to pay interest thereon from and including May 10, 2021 or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

Interest will be paid semi-annually, in arrears, on June 1 and December 1 of each year (each, an “Interest Payment Date”), commencing December 1, 2021, at the rate of 2.850% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 and November 15, as the case may be, immediately preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that, unless otherwise provided in or pursuant to the Indenture, at the option of the Company, interest on this Note may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at the rate of 2.850% per annum. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this                day of                , 2021.

GENERAL DYNAMICS CORPORATION

By:
Name: Andrew C. Chen
Title: Vice President and Treasurer

Attest:

By:
Name: Gregory S. Gallopoulos
Title: Senior Vice President, General Counsel and Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated as the 2.850% Notes due 2041 herein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF 2.850% NOTE DUE 2041)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of March 22, 2018 (the “Base Indenture”), duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented to date, including by the Third Supplemental Indenture dated as of May 10, 2021, by and among the Company, the Guarantors named therein and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said Third Supplemental Indenture.

The Company at its option may, at any time and from time to time, redeem the Notes, in whole or in part, upon payment of a redemption price (the “Redemption Price”) equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 12.5 basis points; provided that if the Company redeems any Notes on or after December 1, 2040 (six months prior to the maturity date of the Notes), the Redemption Price for those Notes will equal 100% of the principal amount of the Notes to be redeemed. The Redemption Price for the Notes will include accrued but unpaid interest, if any, on the principal amount of the Notes being redeemed to but excluding the Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest.

Any redemption pursuant to the preceding paragraph will be made upon not less than 10 nor more than 60 days’ prior notice before the Redemption Date to the Holders, at the Redemption Price. With respect to any notice of redemption of Notes at the election of the Company, unless, upon the giving of such notice, such Notes are deemed to have been paid in accordance with Section 4.01 of the Base Indenture, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent for such Notes, on or prior to the Redemption Date, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Notes and that if such money has not been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Notes. In the event that such notice of redemption contains such a condition and such money is not so received the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent for the Notes otherwise to have been redeemed shall promptly return to the Holders thereof any of such Notes that had been surrendered for payment upon such redemption.

If the Notes are only partially redeemed, the Notes to be redeemed shall be selected (a) in accordance with the procedures of the Depository, in the case of Notes in the form of Global Securities, or (b) by lot, in the case of Notes in definitive form.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent (including consents obtained in connection with a tender offer for or in exchange of Notes) of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected (voting as one class) at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of all of the Notes of such series, to waive any past default under the Indenture with respect to such series and its consequences, except, among other things, a default not theretofore cured in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent, the Security Registrar and any other agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar nor any other agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse or liability shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim for any obligation, covenant or agreement, or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation under the Indenture, against any past, present or future director, officer, stockholder or employee, as such, of the Company or any of its Affiliates or any successor corporation, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 above that amount. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS NOTE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Please insert Taxpayer Identification No.:

Please print or typewrite name and address including

zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                  attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By: _______________________________

Date: _____________________________

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following such Decrease or Increase	Signature of Authorized Signatory of Trustee